UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2026

APEX TECH ACQUISITION INC.
(Exact name of registrant as specified in its charter)

Cayman Islands	001-43164	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

13501 Katy Freeway

Houston, Texas 77079

(Address of principal executive offices)

(840) 224-9122

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, consisting of one Ordinary Share, $0.0001 par value, and one Right to acquire one-sixth of one Ordinary Share	TRADU	The New York Stock Exchange
Ordinary Shares, par value $0.0001 per share	TRAD	The New York Stock Exchange
Rights, each whole right to acquire one-sixth of one Ordinary Share	TRADR	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On February 25, 2026, the registration statement on Form S-1 (File No. 333- 291936), initially filed by APEX Tech Acquisition Inc., a Cayman Islands exempted company (the “Company”), with the U.S. Securities and Exchange Commission (the “Commission”) on December 4, 2025, as amended (the “Registration Statement”), relating to the initial public offering of the Company (the “IPO”) was declared effective by the Commission.

On February 25, 2026, the Company consummated the IPO of 11,197,131 units (including 1,197,13 units issued upon the partial exercise of the over-allotment option, the “Units”). Each Unit consists of one ordinary share of the Company, par value $0.0001 per share (the “Ordinary Shares”), and one right to receive one-fourth (1/4th) of one Ordinary Share upon the consummation of the Company’s initial business combination. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $111,971,310.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Registration Statement:

•

An Underwriting Agreement dated February 25, 2026, by and between the Company and A.G.P./Alliance Global Partners, as representative of the underwriters (the “Representative”), a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

•

A Rights Agreement dated February 25, 2026, by and between the Company and Continental Stock Transfer & Trust Company (“Continental”), as rights agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.

•

A Letter Agreement dated February 25, 2026, (the “Letter Agreement”), by and among the Company, its officers, directors and the Company’s sponsor, APEX Innovation Acquisition Inc. (the “Sponsor”), a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

•	An Investment Management Trust Agreement dated February 25, 2026, by and between the Company and Continental, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

•

A Registration Rights Agreement dated February 25, 2026, by and among the Company, the Sponsor, and each of the officers and directors of the Company, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

•	A Private Placement Unit Purchase Agreement dated August 7, 2025, by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference.

•

Indemnity Agreements, dated as of February 25, 2026, by and between the Company and each of its officers and directors, the form of which is attached as Exhibit 10.5 hereto and incorporated herein by reference.

The above descriptions are qualified in their entirety by reference to the full text of the applicable agreement, each of which is incorporated by reference herein and filed herewith as Exhibits 1.1, 4.1, 10.1, 10.2, 10.3, 10.4 and 10.5, respectively.

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Item 3.02 Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO on February 27, 2025, the Company consummated the private placement (“Private Placement”) with the Sponsor, of 208,971 units (the “Private Units”) at a price of $10.00 per Private Unit, generating total gross proceeds of $2,089,710.

The Private Units are identical to the Public Units sold in the IPO. The Sponsor agreed not to transfer, assign or sell any of the Private Units or underlying securities (except in limited circumstances, as described in the Registration Statement) until at least 30 days following the completion of the Company’s initial business combination. The Sponsor was also granted certain demand and piggyback registration rights in connection with the purchase of the Private Units.

The Private Units were issued pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, as the transaction did not involve a public offering. No underwriting discounts or commissions were paid with respect to the Private Placement.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective on February 25, 2026, in connection with the effectiveness of the Registration Statement, Zengwei Gao, Jiancheng Li, and Zheng Zeng became directors of the Company.

The board has determined that each of Mr. Gao, Mr. Li, and Ms. Zeng are independent directors under the requirements of the New York Stock Exchange listing standards and under the Securities Exchange Act of 1934 (“Exchange Act”), and has determined that Ms. Zeng qualifies as an “audit committee financial expert” as that term is defined in Item 407(d)(5) of Regulation S-K under the Exchange Act. Mr. Gao, Mr. Li and Ms. Zeng serve as members of the audit committee, the corporate governance and nominating committee, and the compensation committee. Ms. Zeng is the chairperson of the audit committee, Mr. Gao is the chairperson of the corporate governance and nominating committee, and Mr. Gao is the chairperson of the compensation committee.

The Company will reimburse the officers and directors for reasonable out-of-pocket expenses incurred by them in connection with certain activities on the Company’s behalf, such as identifying and investigating possible target businesses and business combinations.

Other than as set forth in Item 1.01 and above, none of the directors are party to any arrangement or understanding with any person pursuant to which they were appointed as directors, nor are they party to any transactions required to be disclosed under Item 404(a) of Regulation S-K involving the Company.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 25, 2026, in connection with the IPO, the Company adopted its Second Amended and Restated Memorandum and Articles of Association (the “Amended Charter”), effective the same day. The terms of the Amended Charter are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Amended Charter is attached as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 8.01 Other Events.

As of February 27, 2026, a total of $111,971,310.00 of the net proceeds from the IPO and the Private Placement were deposited in a trust account established for the benefit of the Company’s public shareholders, with Continental Stock Transfer and Trust Company acting as trustee. An audited balance sheet as of February 27, 2026 reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement will be filed within four business days of the consummation of the IPO.

On February 25, 2025, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit

99.1 to this Current Report on Form 8-K.

On February 27, 2025, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

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Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description No.
1.1	Underwriting Agreement, dated February 25, 2026, by and between and between the Company and A.G.P./Alliance Global Partners as representative of the underwriters.

3.1	Second Amended and Restated Articles of Association

4.1	Rights Agreement dated February 25, 2026, by and between the Company and Continental

10.1	Letter Agreement dated February 25, 2026, by and among the Company, its officers, directors and the Sponsor

10.2	Investment Management Trust Agreement dated February 25, 2026, by and between the Company and Continental

10.3	Registration Rights Agreement dated February 25, 2026, by and among the Company, the Sponsor, and each of the officers and directors of the Company

10.4	Private Placement Unit Purchase Agreement dated February 26, 2025, by and between the Company and the Sponsor

10.5	Indemnity Agreements, dated as of February 25, 2026, by and between the Company and each of its officers and directors,

99.1	Press Release, dated February 25, 2026

99.2	Press Release, dated February 27, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APEX TECH ACQUISITION INC.

Date: March 3, 2026	By:	/s/ Shaoren Liu
	Name:	Shaoren Liu
	Title:	Chief Executive Officer

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